Exhibit 10.7d

Amendment Number 3

To

Final Settlement Agreement

Re Cancellation of Syntron, Inc.

Purchase Orders 45224 & 203491

Amendment Number 3 modifies the Final Settlement Agreement as amended to incorporate a revised pricing agreement between Sercel, Inc. (Sercel) and Hytek, Microsystems, Inc. (Hytek). Also, the monthly storage fee of $400 for the Sercel, Inc. owned parts is reduced.

1.	Paragraph 1. of Amendment Number 2 is replaced in its entirety with the following:

The Unit Price for the completed specific hybrid assemblies shall be as follows:

SERCEL P/N	HYTEK P/N	DESCRIPTION	QUANTITY	UNIT PRICE
65-400001	8300156	OSC/ATTEN	50	$265.00
			100	$250.00
			150	$245.00

65-400002	8300157	PREAMP- A/D	50	$350.00

65-400003	8300158	TRACK/EQUAL	50	$190.00
			100	$180.00
			150	$175.00

65-400004	8300340	PREAMP SYN	50	$350.00
			100	$375.00
			250	$332.00
			500	$315.00
			1000	$300.00

Prices are annually adjustable based on revisions to material and labor costs and burden rates at Hytek. They are also based on minimum lot release quantities of 50 each. Delivery will be determined at the time of shipment. Prices and minimum lot release quantities will be implemented with new orders.

Hytek will invoice at the agreed purchase prices and apply a credit for the value of Sercel’s inventory used in the manufacture of the parts. Inventory reports for Sercel owned inventory will be submitted monthly.

2.	The inventory storage fee of $400 per month in paragraph 5. of the basic agreement is hereby reduced to $200 per month for months with no shipment activity, otherwise there will be no monthly fee.

3.	For planning purposes, Sercel to provide Hytek with estimated forecast requirements on a quarterly basis.

4.	Hytek grants Sercel first right of refusal of obsolete Hytek part number 0089202 (OP200) in Hytek’s inventory.

All other terms and conditions of the Agreement remain unchanged.

IN WITNESS THEREOF, the parties have duly executed this Amendment Number 3 to be effective as of                     .

Agreed On Behalf of Sercel, Inc.		Agreed On Behalf of Hytek Microsystems, Inc.

By:	/s/ George Wood	By:	/s/ Dan Esau
Name:	George Wood	Name:	Dan Esau
Title:	President	Title:	Dir. Sales/Mktg.
Date:	27 May 2004	Date:	25 May 2004